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Fallen Angels Funds

- **Fallen Angels Value Fund** (Nasdaq: FAVLX)
- **Fallen Angels Income Fund** (Nasdaq: FAINX)

Fund Prospectus and Account Application Available Here

Fallen Angels No-Load Funds

Fallen Angels Income Fund Achieves #1 Ranking Year-To-Date in its Category new!
Thursday June 12, 11:00 am ET

There is beauty in economy.

Thank you for your interest in the **Fallen Angels Funds**. The **Fallen Angel** (Nasdaq: **FAVLX**) and the **Fallen Angels Income Fund** (Nasdaq: **FAINX**) **load mutual funds**, managed by Gabriel Wisdom and Michael J. Moore of A Management, LLC., a San Diego based company serving client in 31 states.

The Fallen Angels Funds (FAVLX and FAINX) are also available thru Charles S Scottrade, E*Trade, TD Ameritrade, etc. or directly with the fund's portfolio us) with no loads or sales charges.

Fallen Angels Funds Prospectus

Please read the **The Fallen Angels Funds Prospectus.**
Statement of Additional Information
(Adobe® Reader Required to view)

Fallen Angels Funds Fact Sheets

August 2008
Fallen Angels Value Fund Fact Sheet - 08/08
Fallen Angels Income Fund Fact Sheet - 08/08
(Adobe® Reader Required to view)

Fallen Angels Account Applications

American Money Management offers a **Regular Investment Account** or an **IRA Account** to fit your needs. Please print an complete the appropriate account application and submit as instructed.

***Read the prospectus before investing or sending mon**

Regular Investment Account Application

IRA Account Application

IRA Transfer Request Form new!

The **Fallen Angels Value Fund** (Nasdaq: **FAVLX**) generally **invests in hig companies whose shares we believe are trading at significant discou estimates of intrinsic value**. This contrarian style of investing is based on when they are out of favor or undervalued, and selling when they approach fair valuation.

The **Fallen Angels Income Fund** (Nasdaq: **FAINX**) seeks to **generate a h current income** with the potential for capital appreciation. The fund invests portfolio of high yielding stocks, closed-end funds, royalty income trusts and funds ("ETFs").

Both funds are actively managed. Our goal is to add investments we believe potential for appreciation and/or improving yields over a three to five year p Additionally, we will sell those investments we feel have reached our price ta longer meet our rigorous selection criteria.

To get started now or to discuss how our products or services may b your retirement and investment accounts, please call me directly at 1395.

Please see complimentary services described below.

Sincerely Yours,
Gabe

Gabriel B. Wisdom
President / Managing Director
American Money Management, LLC
AMM Funds
888-999-1395 Toll-Free
858-259-6906 Fax
www.amminvest.com



Press Release **Source: American Money Management, LLC**

Fallen Angels Income Fund Achieves #1 Ranking Year-To-Date in its Lipper Category

Thursday June 12, 11:00 am ET

SAN DIEGO--(BUSINESS WIRE)--The Fallen Angels Income Fund (FAINX) currently ranks #1 among the 537 mutual funds that compete in its Lipper category. FAINX is also ranked among the top 10 funds year-to-date in its broad Morningstar class of over 3,000 funds.

FAINX is one of two public funds **www.fallenangelsfunds.com** that are co-managed by Gabriel Wisdom and Michael Moore of American Money Management, LLC **www.amminvest.com**. Fallen Angels is an old Wall Street term used to describe stocks and bonds that have declined in price, but should rise again.

"The sub-prime related credit crisis has provided us with some terrific opportunities that may not have materialized in a more normal market environment," according to AMM Funds President Gabriel Wisdom **www.gabrielwisdom.com**. "Wall Street continues to be the only marketplace in the world where buyers withdraw when the merchandise goes on sale. It's been a good year for us so far."

The oil shock may exacerbate the on-going credit squeeze for corporations, depressing the prices of income-securities issued by a number of mainstream industries, thus driving up the current yields available. The Fallen Angels Funds look to benefit from the market volatility and declines.
AMM Funds growth oriented offering, The Fallen Angels Value Fund (FAVLX), has also achieved a high ranking year-to-date in its respective Lipper and Morningstar categories.

In addition to managing AMM Funds, Wisdom and Moore manage money for individuals and investment professionals in 31 states, operating from the firm's campus in Rancho Santa Fe.

Disclosures:

*As of 6/10/2008, FAINX is #1 out of 537 in total return, year to date, in the Mixed-Asset Target Allocation Moderate category provided by Lipper, and #7 among 3,361 Balanced Funds according to **www.morningstar.com**. FAVLX is #11 out of 450 funds in the Lipper Multi-Cap Value category, and #15 out of 2,052 funds in the Morningstar Large-Cap Blend category. Past performance is no guarantee of future results. The rankings for Lipper categories were obtained at **http://www.smartmoney.com/top25funds/**

Before investing, consider the fund's investment objectives, risks and expenses. Contact us for a prospectus containing this information. Read it carefully.

Contact:
American Money Management, LLC
Joseph Dang, 858-755-0909

Source: American Money Management, LLC

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